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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 10, 2026
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On July 10, 2026, Air T, Inc. (the “Company”) entered into an At the Market Offering Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC (the “Agent”), pursuant to which the Company may offer and sell, from time to time through or to the Agent, shares of the Company’s common stock, par value $0.25 per share (the “Common Stock”), having an aggregate offering price of up to $8,000,000 (the “Shares”).

Under the Sales Agreement, upon delivery of a sales notice by the Company and subject to the terms and conditions of the Sales Agreement, the Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell the Shares designated by the Company. The Company is not obligated to make any sales of Common Stock under the Sales Agreement.

Sales of the Shares, if any, may be made by any method permitted by law deemed to be an "at the market offering" as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The Nasdaq Capital Market, on any other existing trading market for the Common Stock or to or through a market maker. The Agent may also sell Shares in privately negotiated transactions, subject to the Company's prior written approval and to the extent provided in the applicable prospectus supplement.

The Company will pay the Agent a placement fee of 3.0% of the gross sales price of any Shares sold through the Agent under the Sales Agreement and has provided the Agent with customary indemnification and contribution rights.

The Shares will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File Nos. 333-277855 and 333-277855-01), which became effective on March 27, 2024. The Company is filing a prospectus supplement, dated July 10, 2026, relating to the offering of the Shares with the Securities and Exchange Commission (the “SEC”).

The Sales Agreement also permits the Company to sell Shares to the Agent, as principal for its own account, at a price agreed upon at the time of sale pursuant to a separate terms agreement.

The description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The copy of the Sales Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company.

The representations, warranties, and covenants contained in the Sales Agreement were made only for purposes of the Sales Agreement as of the specific dates therein, are solely for the benefit of the parties to the Sales Agreement, may be subject to limitations agreed upon by the contracting parties, including, among others, being qualified by disclosures made for purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Investors are not third-party beneficiaries under the Sales Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Sales Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. Rather, investors and the public should look to the disclosures contained in the Company's reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01 Other Events

The Company is filing a prospectus supplement, dated July 10, 2026, with the SEC relating to the offer and sale from time to time of up to $8,000,000 of shares of Common Stock pursuant to the Sales Agreement.

In connection with the offering, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of Winthrop & Weinstine, P.A. regarding the legality of the Shares offered pursuant to the prospectus supplement. The consent of Winthrop & Weinstine, P.A. is included in Exhibit 5.1.

Any sales of Common Stock pursuant to the Sales Agreement will be subject to the limitations of General Instruction I.B.6 of Form S-3. The Company expects to monitor sales under the Sales Agreement together with sales of Air T Funding's Alpha Income Preferred Securities under Air T Funding's separate at-the-market offering program against the applicable capacity under General Instruction I.B.6.

Item 9.01 Financial Statements and Exhibits

5.1	Opinion of Winthrop & Weinstine, P.A.
10.1	At the Market Offering Agreement, dated July 10, 2026, by and between Air T, Inc. and Ascendiant Capital Markets, LLC.
23.1	Consent of Winthrop & Weinstine, P.A. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2026

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer